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                                  EXHIBIT 99.2
                                  ------------

      CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the undersigned, to the best of his knowledge, hereby certifies that the report of Mountain National Bancshares, Inc., filed on Form 10-QSB for the period ended March 31, 2003: (1) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) fairly represents, in all material respects, the financial condition and results of operations of Mountain National Bancshares, Inc.

                                       /s/ Rick Hubbs
                                       -----------------------------------------
                                       Rick Hubbs, Vice President
                                       and Controller
                                       May 15, 2003
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